UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number 811-9229

Name of Fund:  Merrill Lynch Senior Floating Rate Fund II, Inc.
               Master Senior Floating Rate Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Senior Floating Rate Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011,
Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/03

Date of reporting period: 09/01/02 - 2/28/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
February 28, 2003


Merrill Lynch
Senior Floating
Rate Fund II, Inc.



www.mlim.ml.com



Merrill Lynch Senior Floating Rate Fund II, Inc. seeks to provide shareholders with as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use to shareholders of Merrill Lynch Senior Floating Rate Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has the ability to leverage its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Senior Floating Rate Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper




Merrill Lynch Senior Floating Rate Fund II, Inc.


DEAR SHAREHOLDER


Merrill Lynch Senior Floating Rate Fund II, Inc. consists largely of holdings in leveraged bank loans. These loans are generally senior secured floating rate investments. In response to general economic events and trends, the bank loan market tends to move in a similar direction, but with less volatility, as the high yield bond market. The linkage between the two markets can be ascribed to the fact that the issuers of debt as well as the buyers of that debt tend to participate in both markets (based on similar credit rating and risk/reward profiles of the markets). The lower price volatility of bank loan investments is caused by two factors. First, bank loans are usually senior secured obligations and, thus, they offer investors greater principal protection than unsecured bonds. Second, bank loans are floating rate instruments and, therefore, their principal value generally does not move inversely to interest rate movements, as is the case with fixed income bonds.


Market Review
The six-month period opened on the heels of a late August rebound in the loan market. For the better part of September though, market values remained bounded around a new, higher trading range reached during the last two weeks of August, unable to further reverse the effects of the technical price pressures applied by a quarter of disconcerting news out of Corporate America. One August trend that did continue to build during the month of September was the expansion of more lender-friendly under-writing terms and syndication processes.

During the month of September, the primary market also saw a more normal syndication process, with more certainty of price and allocations given to the institutional lenders than what had been pervasive earlier in the year. The torrent of new transactions that some had expected to be released post-Labor Day did not materialize. Instead, some of that which had been on the immediate calendar slid into October.

By October, all of the steam built up in August had fully dissipated and the bank loan market endured another difficult month. Prices in the secondary loan market were impacted both by credit concerns at the borrower level as well as weak technicals within the market itself. Conversely, the difficult times in the secondary loan market continued to have a salutary effect on the primary market. Importantly, the enticements for lenders to do new transactions were not limited to spread and pricing but also were evident in relative risk levels.

During November, the secondary loan market began a rebound that would last throughout the remainder of the six-month period ended February 28, 2003. The pipeline of new transaction flow also continued its upward trend. In December, loans were off the highs of November and closer to an equilibrium level. New-issue volume and total inflows to the institutional market were about equal during December, which helped to bring down pricing for more creditworthy borrowers.

In January, the bank loan market managed to retain the advances in the market prices (off October 2002 lows) made in November and December. While the overall tone of the market was positive, the relative momentum did wane somewhat. The continuation of the market rally for a third consecutive month (in terms of a rising Credit Suisse First Boston (CSFB) Leveraged Loan Index) was heartening, considering the fact that the market was unable to accomplish this feat at any time during all of 2002.

In February, the bank loan market extended its recovery to a fourth consecutive month. As in January, however, the relative momentum of the recovery slowed. During the month, the new-issue pipeline maintained a strong tone as many borrowers and underwriters continued to access a very liquid market.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


Portfolio Performance
For the six months ended February 28, 2003, the Common Stock of Merrill Lynch Senior Floating Rate Fund II, Inc. had a net annualized yield of 4.55%, based on a period-end per share net asset value of $8.65 and $.194 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.40%, based on a change in per share net asset value from $8.64 to $8.65, and assuming reinvestment of $.194 per share ordinary income dividends. These results compare to the +4.08% total return of the CSFB Leveraged Loan Index for the same period.

It should be noted that the low point for the Fund's net asset value during the period was $8.36, occurring the last week of October.
Since that time, the net asset value has seen a marked improvement, recovering $.29 by February 28, 2003, on the strength of four consecutive months of positive gross total return.

Although the three-month London Interbank Offered Rate fell from 1.806% at August 31, 2002 to 1.34% at February 28, 2003, the six-
month average daily yield for the Fund increased to 4.57%, up from 4.13% for the prior six-month period (February 28, 2002 to August 31, 2002).

Wireless telecommunications was the leading industry performer for price appreciation during the period, followed by the tower construction and leasing and paper sectors. Specifically, the lion's share of price performance was attributed to our position in Nextel Communications, Inc., where fourth quarter operating results and net subscriber additions were extremely strong.

Sectors that had a negative impact on the Fund's market value included utilities, cable television and health services sectors. In particular, the greatest negative impact was our holdings in Mission Energy Holdings. Mission Energy is a holding company founded to own Edison International of California, which in turn bought the non-nuclear generating assets of Exelon Corporation (formerly Commonwealth Edison). The seller opted not to renew a long-term power purchase agreement, which left Mission Energy more exposed to the vagaries of the power spot market. This resulted in the downgrading of Edison to below investment grade, which inhibited its ability to upstream dividends to Mission Energy. Importantly, a combination of escrowed coupons and tax sharing arrangements would give the company sufficient debt service ability through 2004 and time to resolve these problems.


Investment Activities
From a sector perspective, we continue to put the most emphasis on those industries with strong asset values and stable cash-flow characteristics. Cable television remains the sector with the highest concentration, followed by wireless telecommunications and tower construction.

At February 28, 2003, the Fund held the debt of 137 different issuers in 40 different sectors. As compared to the CSFB Leveraged Loan Index at February 28, 2003, the Fund was underweight in Ba and above-rated names (32.7% of total assets compared to 51.6%), overweight in B-rated issues (39.2% compared to 30.9%), overweight in Caa or below-rated issues (11.8% compared to 8.1%) and overweight in securities not rated (16.3% compared to 9.4%). (Rating percentages are according to Moody's Investors Service.) During the six-month period ended February 28, 2003, our purchases had an average credit rating of slightly better than Ba3, while sales were focused on B-rated and Caa and below-rated companies.


In Conclusion
In our last report to shareholders, we stated that we saw a strengthening economy, a reversal of the Federal Reserve Board's interest rate easing policy and lower default rates as the keys to a total return rebound for the Fund. Six months later, we see that to date, only the last of those elements have come to fruition, yet the Fund has begun a recovery. With technical price pressure easing, the Fund's diverse set of assets with strong senior secured positions has led the way back up.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


It is our belief that the recent deceleration of the total return growth is attributable to investors' concern over the military conflict in Iraq. We anticipate that the leveraged loan market will resume a strengthening tone once the military action is concluded, assuming the conflict is relatively short and ends favorably for the United States and its allies.

We thank you for your investment in Merrill Lynch Senior Floating
Rate Fund II, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



(Kevin J. Booth)
Kevin J. Booth
Vice President and Portfolio Manager



(Joseph Matteo)
Joseph Matteo
Vice President and Portfolio Manager



April 4, 2003



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28,2003


THE BENEFITS AND RISKS OF LEVERAGING


Merrill Lynch Senior Floating Rate Fund II, Inc. has the ability to utilize leverage through the borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


FINANCIAL INFORMATION


Statement of Assets and Liabilities                                        Merrill Lynch Senior Floating Rate Fund II, Inc.

                As of February 28, 2003
Assets:         Investment in Master Senior Floating Rate Trust, at value
                (identified cost--$179,551,267)                                                             $   157,229,763
                Prepaid registration fees                                                                           107,739
                                                                                                            ---------------
                Total assets                                                                                    157,337,502
                                                                                                            ---------------

Liabilities:    Payables:
                   Dividends to shareholders                                              $        99,625
                   Administrator                                                                   47,749           147,374
                                                                                          ---------------
                Accrued expenses                                                                                     73,650
                                                                                                            ---------------
                Total liabilities                                                                                   221,024
                                                                                                            ---------------
Net Assets:     Net assets                                                                                  $   157,116,478
                                                                                                            ===============

Net Assets      Common Stock, par value $.10 per share; 1,000,000,000 shares
Consist of:     authorized                                                                                  $     1,816,193
                Paid-in capital in excess of par                                                                204,755,637
                Undistributed investment income--net                                      $         3,034
                Accumulated realized capital losses on investments from the
                Trust--net                                                                   (27,136,882)
                Unrealized depreciation on investments from the Trust--net                   (22,321,504)
                                                                                          ---------------
                Total accumulated losses--net                                                                  (49,455,352)
                                                                                                            ---------------
                Net Assets--Equivalent to $8.65 per share based on 18,161,930
                shares of capital stock outstanding                                                         $   157,116,478
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


FINANCIAL INFORMATION (continued)


Statement of Operations                                                    Merrill Lynch Senior Floating Rate Fund II, Inc.

                For the Six Months Ended February 28, 2003
Investment      Net investment income allocated from the Trust:
Income from        Interest                                                                                 $     5,229,661
the Trust--Net:    Facility and other fees                                                                           52,213
                   Expenses                                                                                     (1,029,216)
                                                                                                            ---------------
                Net investment income from the Trust                                                              4,252,658
                                                                                                            ---------------

Expenses:       Administration fees                                                       $       328,978
                Tender offer fees                                                                  83,906
                Transfer agent fees                                                                70,333
                Professional fees                                                                  46,833
                Printing and shareholder reports                                                   22,414
                Registration fees                                                                  15,064
                Other                                                                               4,272
                                                                                          ---------------
                Total expenses before reimbursement                                               571,800
                Reimbursement of expenses                                                           (297)
                                                                                          ---------------
                Total expenses after reimbursement                                                                  571,503
                                                                                                            ---------------
                Investment income--net                                                                            3,681,155
                                                                                                            ---------------

Realized &      Realized loss on investments from the Trust--net                                                (7,889,083)
Unrealized      Change in unrealized depreciation on investments from the
Gain (Loss)     Trust--net                                                                                        7,281,626
from the                                                                                                    ---------------
Trust--Net:     Total realized and unrealized loss from the Trust--net                                            (607,457)
                                                                                                            ---------------
                Net Increase in Net Assets Resulting from Operations                                        $     3,073,698
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets                                        Merrill Lynch Senior Floating Rate Fund II, Inc.

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                            February 28,        August 31,
Increase (Decrease) in Net Assets:                                                              2003               2002
Operations:     Investment income--net                                                    $     3,681,155   $    12,863,119
                Realized losson investments from the Trust--net                               (7,889,083)      (15,359,197)
                Change in unrealized depreciation on investments from the
                Trust--net                                                                      7,281,626      (14,064,895)
                                                                                          ---------------   ---------------
                Net increase (decrease) in net assets resulting from operations                 3,073,698      (16,560,973)
                                                                                          ---------------   ---------------

Dividends to    Investment income--net                                                        (3,743,487)      (12,863,119)
Shareholders:                                                                             ---------------   ---------------
                Net decrease in net assets resulting from dividends
                to shareholders                                                               (3,743,487)      (12,863,119)
                                                                                          ---------------   ---------------

Capital Share   Net decrease in net assets derived from capital share
Transactions:   transactions                                                                 (24,239,481)     (164,790,468)
                                                                                          ---------------   ---------------

Net Assets:     Total decrease in net assets                                                 (24,909,270)     (194,214,560)
                Beginning of period                                                           182,025,748       376,240,308
                                                                                          ---------------   ---------------
                End of period*                                                            $   157,116,478   $   182,025,748
                                                                                          ===============   ===============

                *Undistributed investment income--net                                     $         3,034   $        65,366
                                                                                          ===============   ===============

See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


FINANCIAL INFORMATION (concluded)


Financial Highlights                                                       Merrill Lynch Senior Floating Rate Fund II, Inc.
                                                                                                                  For the
The following per share data and ratios                        For the                                            Period
have been derived from information                            Six Months                 For the                 March 26,
provided in the financial statements.                           Ended                   Year Ended               1999++ to
                                                             February 28,               August 31,               August 31,
Increase (Decrease) in Net Asset Value:                          2003         2002      2001+++++       2000        1999
Per Share       Net asset value, beginning of period           $   8.64     $   9.55     $   9.87     $  10.01     $  10.00
Operating                                                      --------     --------     --------     --------     --------
Performance:    Investment income--net                              .19          .43          .72          .77          .27
                Realized and unrealized gain (loss) on
                investments and from the Trust--net                 .01        (.91)        (.32)        (.14)          .01
                                                               --------     --------     --------     --------     --------
                Total from investment operations                    .20        (.48)          .40          .63          .28
                                                               --------     --------     --------     --------     --------
                Less dividends from investment income--net        (.19)        (.43)        (.72)        (.77)        (.27)
                                                               --------     --------     --------     --------     --------
                Net asset value, end of period                 $   8.65     $   8.64     $   9.55     $   9.87     $  10.01
                                                               ========     ========     ========     ========     ========

Total           Based on net asset value per share             2.40%+++      (5.32%)        4.25%        6.54%     3.02%+++
Investment                                                     ========     ========     ========     ========     ========
Return:**

Ratios to       Expenses, net of reimbursement++++               1.88%*        1.78%        1.66%        1.58%        .55%*
Average                                                        ========     ========     ========     ========     ========
Net Assets:     Expenses++++                                     1.88%*        1.78%        1.66%        1.68%       1.77%*
                                                               ========     ========     ========     ========     ========
                Investment income--net                           4.48%*        4.64%        7.45%        7.80%       6.77%*
                                                               ========     ========     ========     ========     ========

Supplemental    Net assets, end of period (in thousands)       $157,116     $182,026     $376,240     $442,008     $229,426
Data:                                                          ========     ========     ========     ========     ========
                Portfolio turnover                                   --           --           --       46.95%       28.49%
                                                               ========     ========     ========     ========     ========

*Annualized.
**Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. Therefore, no separate market exists. If applicable, the Fund's investment adviser waived a portion of its management fee. Without such waiver, the Fund's returns would have been lower.
++Commencement of operations.
++++Includes the Fund's share of the Trust's allocated expenses.
+++Aggregrate total investment return.
+++++On October 6, 2000, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments will be made at the Trust level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


NOTES TO FINANCIAL STATEMENTS


Merrill Lynch Senior Floating Rate Fund II, Inc.


1. Significant Accounting Policies:
Merrill Lynch Senior Floating Rate Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a continuously offered, non-diversified, closed-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Senior Floating Rate Trust (the "Trust"), which has the same investment objective as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at February 28, 2003 was 15.7%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1a of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .40% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the six months ended February 28, 2003, FAM earned fees of $328,978, of which $297 was waived.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


Merrill Lynch Senior Floating Rate Fund II, Inc.


For the six months ended February 28, 2003, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $5,017 relating to the tender of the Fund's shares.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Investments:
Increases and decreases in the Fund's investment in the Trust for the six months ended February 28, 2003 were $32,689,522 and $61,310,158, respectively.


4. Capital Share Transactions:
Transactions in capital shares were as follows:



For the Six Months Ended                                  Dollar
February 28, 2003                        Shares           Amount

Shares sold                              218,845     $    1,882,590
Shares issued to shareholders
in reinvestment of dividends             227,034          1,943,481
                                  --------------     --------------
Total issued                             445,879          3,826,071
Shares redeemed                      (3,341,138)       (28,065,552)
                                  --------------     --------------
Net decrease                         (2,895,259)     $ (24,239,481)
                                  ==============     ==============




For the Year Ended                                        Dollar
August 31, 2002                          Shares           Amount

Shares sold                            2,194,320     $   20,145,305
Shares issued to shareholders
in reinvestment of dividends             707,775          6,479,160
                                  --------------     --------------
Total issued                           2,902,095         26,624,465
Shares redeemed                     (21,227,016)      (191,414,933)
                                  --------------     --------------
Net decrease                        (18,324,921)     $(164,790,468)
                                  ==============     ==============



5. Capital Loss Carryforward:
On August 31, 2002, the Fund had a net capital loss carryforward of $3,998,312, of which $5,039 expires in 2007, $58,214 expires in
2008, $3,070,668 expires in 2009 and $864,391 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003



SCHEDULE OF INVESTMENTS                                                                   Master Senior Floating Rate Trust

                    S&P    Moody's     Face                         Senior Secured
Industries++++     Rating   Rating    Amount                Floating Rate Loan Interests*                          Value
Air Transportation                             Evergreen International Aviation, Inc.:
Services--0.3%      B+      Ba2   $ 3,107,223     Term B Aircraft, due 5/07/2003                             $    2,656,676
                    B+      Ba2       526,057     Term B-1, due 5/07/2003                                           449,778
                                                                                                             --------------
                                                                                                                  3,106,454

Amusement &         BB-     Ba3     5,000,000  Metro-Goldwyn-Mayer Co., Term B, due 6/30/2008                     4,975,780
Recreational
Services--0.5%

Apparel--1.0%                                  Arena Brands, Inc.:
                    NR++    NR++      949,144     Revolving Credit, due 6/01/2003                                   941,824
                    NR++    NR++       38,934     Term A, due 6/01/2003                                              38,666
                    NR++    NR++    6,449,607     Term B, due 6/01/2003                                           6,411,716
                    BB      B1      1,000,000  Levi Strauss, Term B, due 7/30/2006                                1,002,708
                                               Walls Industries:
                    NR++    NR++    1,035,130     Term B, due 2/28/2005                                             866,724
                    NR++    NR++    1,512,935     Term C, due 2/28/2006                                           1,203,972
                                                                                                             --------------
                                                                                                                 10,465,610

Automotive          B+      NR++    7,057,976  Citation Corporation, Term B, due 12/01/2007                       6,211,019
Equipment--2.5%     BB      Ba2     2,500,000  TRW Automotive, Term B, due 1/10/2011                              2,504,375
                                               Tenneco Automotive Inc.:
                    B       B2      8,714,909     Term B, due 12/30/2007                                          8,055,068
                    B       B2      8,714,909     Term C, due 6/30/2008                                           8,070,624
                                                                                                             --------------
                                                                                                                 24,841,086
Broadcasting--      CC      B2         19,318  Benedek Broadcasting Corporation, Term B, due 11/20/2007              19,278
Radio &                                        Granite Broadcasting Corp.:
Television--1.3%    NR++    NR++    5,250,000     Term A, due 4/15/2004                                           5,118,750
                    NR++    NR++    1,500,000     Term B, due 4/15/2004                                           1,511,250
                    BB-     Ba2     2,000,000  Sinclair Broadcasting Group Inc., Term B, due 12/31/2009           2,004,554
                    NR++    NR++    4,465,124  VHR Broadcasting/Quoram Broadcasting, Term B, due
                                               12/31/2004                                                         4,119,077
                                                                                                             --------------
                                                                                                                 12,772,909

Building            NR++    NR++    2,854,960  Trussway Industries Inc., Term B, due 12/31/2006                   2,212,594
Materials--0.2%

Business            BB-     Ba3     6,314,629  Transaction Network Services, Term B, due 3/30/2007                6,225,821
Services--0.6%

Cable Television    BB      Ba3     5,000,000  CC VI Operating Company LLC, Term B, due 11/12/2008                3,857,145
Services--19.1%     BB+     Ba3    14,751,000  CC VIII Operating Company LLC, Term B, due 2/02/2008              12,451,423
                    D       Caa    50,000,000  Century Cable Holdings LLC, Term, due 6/30/2009                   36,041,650
                    BB-     B1     73,386,684  Charter Communications Holdings, Term B, due 3/18/2008            61,772,861
                    BB-     B1      7,446,237  Charter Communications Operating LLC, Incremental Term,
                                               due 9/18/2008                                                      6,237,259
                    B       Ba3     9,600,000  Falcon Holdings Group, Term C, due 12/31/2007                      8,076,000




Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (continued)                                                       Master Senior Floating Rate Trust

                    S&P    Moody's     Face                         Senior Secured
Industries++++     Rating   Rating    Amount                Floating Rate Loan Interests*                          Value
Cable Television                               Frontiervision Operating Partners LP:
Services            D       B2    $ 3,582,057     Term A, due 9/30/2005                                      $    3,152,210
(concluded)         D       B2     15,668,000     Term B, due 3/31/2006                                          13,787,840
                    BB+     Ba3     5,500,000  Insight Midwest, Term B, due 12/31/2009                            5,312,313
                    D       B2     23,500,000  Olympus Cable Holdings LLC, Term B, due 9/30/2010                 19,061,696
                    B+      B1     16,170,000  Pegasus Media & Communications Inc., Term, due 4/30/2005          14,615,869
                    NR++    Caa1    9,975,000  UCC/HHC Inc., Term B, due 3/31/2008                                6,778,013
                                                                                                             --------------
                                                                                                                191,144,279

Chemicals--5.1%     NR++    NR++    3,693,548  CII Carbon LLC, Term, due 6/25/2008                                2,585,483
                    NR++    NR++    8,200,854  Cedar Chemical Corp., Term B, due 10/31/2003                         574,060
                                               Huntsman International LLC:
                    B+      B2     19,967,066     Term B, due 6/30/2007                                          19,650,929
                    B+      B2     19,967,067     Term C, due 6/30/2008                                          19,650,927
                    BB      Ba3     4,201,779  Lyondell Petrochemical Co., Term E, due 6/30/2006                  4,214,254
                    NR++    NR++    4,499,095  Pinnacle Polymers, Term B, due 12/31/2004                          4,467,395
                                                                                                             --------------
                                                                                                                 51,143,048

Computer-Related                               Bridge Information Systems (b):
Products--0.5%      NR++    NR++    1,401,457     Multi Draw Term, due 7/07/2003                                    189,197
                    NR++    NR++    9,068,991     Term B, due 5/29/2005                                           1,224,314
                    NR++    NR++    1,394,014     Tranche B, due 5/29/2005                                          188,192
                    NR++    NR++    3,574,219  Stratus Technologies, Inc., Term B, due 2/26/2005                  2,912,988
                                                                                                             --------------
                                                                                                                  4,514,691

Consumer            BB-     Ba3    10,513,664  Burhmann NV, Term B, due 10/26/2007                                9,984,038
Products--1.6%                                 Simmons Co.:
                    BB-     Ba3     2,792,977     Term B, due 10/29/2005                                          2,801,995
                    BB-     Ba3     3,447,720     Term C, due 10/29/2006                                          3,461,080
                                                                                                             --------------
                                                                                                                 16,247,113

Electronics/        B+      B1      3,484,426  ChipPAC International Co. Ltd., Term B, due 7/31/2006              3,462,648
Electrical          NR++    Ba3     3,488,934  DD Inc., Term B, due 4/22/2005                                     2,529,477
Components--2.2%                               On Semiconductor Corporation:
                    B       B3      6,282,731     Term B, due 8/04/2006                                           5,692,154
                    B       B3      7,022,858     Term C, due 8/04/2007                                           6,362,709
                    B       B3      3,996,685     Term D, due 8/04/2007                                           3,636,984
                    NR++    B1      1,546,398  Trend Technologies, Inc., Term, due 2/28/2007 (b)                    425,260
                                                                                                             --------------
                                                                                                                 22,109,232

Energy--1.1%        BB-     Ba3     1,046,012  Dresser Inc., Term B, due 4/10/2009                                1,048,720
                    BB      Ba3       897,196  EPN Holdings Co., Term, due 3/31/2005                                854,579
                    BB+     Ba3     1,000,000  El Paso Energy, Term, due 9/01/2009                                  952,500
                    BBB-    NR++    5,458,750  Pride International, Term, due 6/14/2007                           5,484,341
                    NR++    NR++    2,701,875  W-H Energy Services, Term B, due 4/16/2007                         2,661,347
                                                                                                             --------------
                                                                                                                 11,001,487

Environmental                                  IT Group Inc. (b):
Services--0.9%      D       NR++    9,991,000     Term, due 6/08/2007                                               965,800
                    D       NR++    5,084,407     Term B, due 6/11/2006                                             491,494
                    BB-     B1      7,481,250  URS Corp., Term B, due 7/01/2008                                   7,069,781
                                                                                                             --------------
                                                                                                                  8,527,075

Financial           NR++    B2      4,732,063  Outsourcing Solutions, Inc., Term B, due 6/01/2006 (b)             1,679,882
Services--0.2%




Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (continued)                                                       Master Senior Floating Rate Trust

                    S&P    Moody's     Face                         Senior Secured
Industries++++     Rating   Rating    Amount                Floating Rate Loan Interests*                          Value
Food & Kindred      BB-     B2    $   987,721  American Seafood, Term B, due 3/31/2009                       $      991,734
Products--1.4%      NR++    Ba2     6,208,778  Dean Foods Company, Term B, due 7/15/2008                          6,215,378
                    BB-     Ba3     4,000,000  DelMonte, Term B, due 12/20/2010                                   4,034,000
                    BB+     Ba2     1,320,206  International Multi-Foods Corporation, Term B, due 2/28/2008       1,326,218
                    BB-     Ba3     1,571,120  Merisant Company, Term B, due 3/31/2007                            1,572,594
                                                                                                             --------------
                                                                                                                 14,139,924

Funeral Homes &     NR++    Caa1   13,351,906  Prime Succession Inc., Term, due 8/01/2003                         6,008,358
Parlors--0.6%

Gaming--1.5%        B+      Ba3     6,444,369  Ameristar Casinos Inc., Term B, due 12/20/2006                     6,479,007
                    B+      B2      5,400,000  Marina District Finance Co., Term B, due 7/15/2007                 5,325,750
                    B+      B2      2,985,000  Venetiancasi, Term B, due 6/04/2008                                3,005,522
                                                                                                             --------------
                                                                                                                 14,810,279

Grocery--1.1%                                  The Pantry Inc.:
                    B+      B1      6,484,327     Term B, due 1/31/2006                                           6,399,220
                    B+      B1      5,092,500     Term C, due 7/31/2006                                           5,027,255
                                                                                                             --------------
                                                                                                                 11,426,475

Health Services--                              Medical Specialties (b):
1.5%                NR++    NR++   12,845,455     Axel, due 6/30/2004                                             3,211,364
                    NR++    NR++    4,418,182     Term, due 10/21/2001                                            1,104,545
                    NR++    NR++    5,723,889  Mediq/Prn Life Support, Tranche B, due 6/13/2003                   5,294,597
                    B+      B1      6,219,769  MedPointe Inc., Term B, due 9/30/2008                              5,675,540
                                                                                                             --------------
                                                                                                                 15,286,046

Hotels & Motels--                              Wyndham Hotel Corporation:
2.6%                B-      NR++   16,734,314     Increasing Rate Term, due 6/30/2004                            12,691,940
                    B-      NR++   18,851,973     Term, due 6/30/2006                                            13,698,315
                                                                                                             --------------
                                                                                                                 26,390,255

Industrial          B+      B2      9,216,016  Muzak LLC, Term B, due 12/31/2006                                  8,778,255
Services--0.9%


Insurance--0.2%     BB+     Ba2     2,038,750  Willis North America Inc., Term B, due 11/19/2006                  2,026,008

Leasing & Rental    CCC+    C       8,522,920  Anthony Crane Rental LP, Term, due 7/20/2006                       4,971,700
Services--1.2%      CCC+    NR++    7,186,541  Rent Way Inc., Term B, due 12/31/2003                              6,683,483
                                                                                                             --------------
                                                                                                                 11,655,183

Manufacturing--     B       B1      3,792,746  Alliance, Term B, due 8/06/2007                                    3,762,719
3.0%                                           Channel Master Holdings, Inc.:
                    NR++    NR++      586,541     Revolving Credit, due 11/15/2004                                  528,684
                    NR++    NR++    4,692,326     Term, due 11/15/2004                                            4,296,824
                    B+      B1      2,678,359  Metokote Corp., Term B, due 11/02/2005                             2,641,531
                    B+      B1     13,183,750  Mueller Group, Term E, due 6/24/2008                              13,167,270
                                               SPX Corporation:
                    BB+     Ba2       854,687     Term B, due 9/30/2009                                             853,405
                    BB+     Ba2     1,424,479     Term C, due 3/31/2010                                           1,422,342
                    B       B2      1,740,862  Transpor Manufacturing, Term B, due 6/15/2005                      1,346,266
                    BB-     B1      2,493,990  Trimas Corp., Term B, due 12/31/2009                               2,502,283
                                                                                                             --------------
                                                                                                                 30,521,324




Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (continued)                                                       Master Senior Floating Rate Trust

                    S&P    Moody's     Face                         Senior Secured
Industries++++     Rating   Rating    Amount                Floating Rate Loan Interests*                          Value
Metals &            NR++    NR++  $10,286,816  Acme Metals, Inc., Term, due 12/01/2005 (b)                   $    1,543,022
Mining--5.1%        NR++    NR++   14,648,333  Copperweld Corp., Term A, due 5/23/2003                           10,693,283
                                               Ispat International:
                    B-      Caa2   18,622,500     Term B, due 7/15/2005                                          12,104,625
                    B-      Caa4   18,622,500     Term C, due 7/15/2006                                          12,104,625
                    CCC+    Ca     31,000,000  Ormet Corportation, Term, due 8/15/2008                           14,880,000
                                                                                                             --------------
                                                                                                                 51,325,555

Packaging--2.1%     B+      B1      4,975,000  Berry Plastics Corp., Term B, due 6/30/2010                        5,002,984
                    NR++    NR++   15,805,162  Dr. Pepper, Term B, due 10/07/2007                                15,600,185
                                                                                                             --------------
                                                                                                                 20,603,169

Paper--0.8%                                    Stone Container Corp.:
                    B+      Ba3     6,138,462     Term B, due 6/30/2009                                           6,072,762
                    B+      Ba3     2,261,538     Term C, due 6/30/2009                                           2,236,804
                                                                                                             --------------
                                                                                                                  8,309,566

Petroleum           BB+     Ba3     9,323,306  Tesoro Petroleum Corp., Term B, due 12/31/2007                     8,866,464
Refineries--0.9%

Printing &          NR++    NR++    9,747,315  Enterprise Newsmedia, Inc./Publishing Co., Term B, due
Publishing--2.3%                               6/30/2005                                                          9,016,266
                    B       B1      5,019,231  Liberty Group Operating, Term B, due 3/31/2007                     5,012,957
                    BB      Ba3     2,500,000  RH Donnelley, Term B, due 11/15/2009                               2,517,813
                    B+      B1      6,520,642  Vertis, Inc., Term B, due 12/06/2008                               6,333,175
                                                                                                             --------------
                                                                                                                 22,880,211

Property            B+      B1      7,940,000  Corrections Corporation of America, Term B, due 3/31/2008          7,941,985
Management--0.8%

Restaurants &       BB-     Ba3     6,467,500  Domino's Inc. & Bluefence Inc., Term B, due 6/30/2008              6,487,711
Food Service--0.6%

Retail & Retail     BBB+    Ba1     5,514,706  Shoppers Drug Mart, Term F, due 2/04/2009                          5,527,803
Specialty--0.6%

Tower               BB-     B2     25,019,796  American Tower Systems Corporation, Term B, due 12/31/2007        23,707,558
Construction &      B-      B3     20,796,000  Crown Castle Operating Company, Term B, due 3/31/2008             19,721,533
Leasing--6.5%       CC      B3     24,765,940  Spectracite Communications, Term B, due 12/31/2007                21,979,771
                                                                                                             --------------
                                                                                                                 65,408,862

Transportation      BB+     Ba1     6,462,088  Kansas City Southern Railway Company, Term B, due 6/12/2008        6,478,243
Services--1.5%      B+      B1      9,099,649  North American Van Lines Inc., Term B, due 11/18/2007              8,875,006
                                                                                                             --------------
                                                                                                                 15,353,249

Utilities--4.7%     NR++    Ba3     3,000,000  AES New York Funding, LLC, Term, due 2/28/2005                     2,825,001
                    BBB-    Ba3    10,546,084  Calpine Corporation, Term B, due 3/05/2004                         9,635,166
                    BBB-    Baa3    9,500,000  Consumer Energy, due 7/31/2004                                     9,541,563
                    BB+     Baa2    1,990,000  Michigan Electric Transmission, Term B, due 5/01/2007              1,990,623
                                               Mission Energy Holdings:
                    B-      Ba2    19,233,767     Term A, due 7/02/2006                                           5,866,299
                    B-      Ba2    12,266,233     Term B, due 7/02/2006                                           3,741,201
                    BB      Ba2     8,500,000  Southern California Edison Company, Term B, due 2/28/2005          8,519,924
                    BB+     Ba2     2,228,125  TNP Enterprises, Inc., Term, due 3/30/2006                         2,214,199
                    BBB-    Ba1     2,495,726  Western Resources Inc., Term N, due 5/31/2005                      2,470,769
                                                                                                             --------------
                                                                                                                 46,804,745




Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


SCHEDULE OF INVESTMENTS (continued)                                                       Master Senior Floating Rate Trust

                    S&P    Moody's     Face                         Senior Secured
Industries++++     Rating   Rating    Amount                Floating Rate Loan Interests*                          Value
Waste                                          Allied Waste North America Inc.:
Management--3.4%    BB      Ba3   $ 5,137,493     Term A, due 7/21/2005                                      $    5,121,438
                    BB      Ba3    13,231,333     Term B, due 7/21/2006                                          13,207,702
                    BB      Ba3    15,877,599     Term C, due 7/21/2007                                          15,849,242
                                                                                                             --------------
                                                                                                                 34,178,382

Wired               NR++    NR++    6,751,147  E. Spire Communication, Term C, due 8/11/2006 (b)                          1
Telecommuni-                                   Integra (Pacoin):
cations--0.9%       NR++    NR++    2,821,844     Term A, due 12/31/2005                                            844,296
                    NR++    NR++      883,250     Term B, due 12/31/2005                                            264,268
                    NR++    NR++    1,545,688     Term C, due 12/31/2005                                            462,470
                    BB-     Ba3     8,259,440  Valor Telecommunications, Term B, due 6/30/2008                    7,288,956
                    NR++    Caa3   16,500,000  WCI Capital Corp., Term B, due 9/30/2007 (b)                         283,602
                                                                                                             --------------
                                                                                                                  9,143,593

Wireless                                       American Cellular Corp.:
Telecommuni-        CC      B3      3,571,449     Term B, due 3/31/2008                                           2,691,980
cations--11.5%      CC      B3     13,397,240     Term C, due 3/31/2009                                          10,098,169
                                               Centennial Cellular Operating Co.:
                    B+      B1      1,946,615     Term A (PR), due 11/30/2006                                     1,596,224
                    B+      B1      2,365,885     Term A (US), due 11/30/2006                                     1,940,026
                    B+      B1      4,308,750     Term C, due 11/30/2007                                          3,377,754
                                               Dobson Sygnet Operating Co.:
                    NR++    B3      1,525,919     Term B, due 3/23/2007                                           1,358,068
                    NR++    B3      1,646,602     Term C, due 12/23/2007                                          1,465,475
                                               Nextel Communications, Inc.:
                    BB-     Ba3    18,952,500     Term B, due 6/30/2008                                          18,114,022
                    BB-     Ba3    18,952,500     Term C, due 12/31/2008                                         18,114,022
                    BB-     Ba3    30,310,250     Term D, due 3/31/2009                                          28,319,776
                                               Rural Cellular Corp.:
                    B+      Ba3     4,518,240     Term B, due 10/03/2008                                          3,911,504
                    B+      Ba3     4,518,240     Term C, due 4/03/2009                                           3,911,504
                                               Sygnet Wireless, Inc.:
                    B       Ba3     1,925,890     Term A, due 9/23/2006                                           1,771,819
                    B       Ba3    10,683,907     Term B, due 3/23/2007                                           9,508,677
                    B       Ba3     9,862,976     Term C, due 12/23/2007                                          8,778,049
                                                                                                             --------------
                                                                                                                114,957,069

                                               Total Senior Secured Floating Rate Loan Interests
                                               (Cost--$1,146,174,120)--92.8%                                    929,797,532




                                                                    Corporate Debt
Apparel--0.1%       NR++    NR++    1,094,606  Warnaco Inc., 9.50% due 2/15/2008                                  1,072,714

Chemicals--0.2%     NR++    NR++    1,662,678  PCI Chemicals, Canada, 10% due 12/31/2008                          1,263,635
                    NR++    NR++      554,226  Pioneer Companies, Inc., 4.90% due 12/31/2006                        410,127
                                                                                                             --------------
                                                                                                                  1,673,762

                                               Total Corporate Debt (Cost--$8,405,491)--0.3%                      2,746,476






Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003



SCHEDULE OF INVESTMENTS (concluded)                                                       Master Senior Floating Rate Trust

                                      Shares
Industries++++                         Held                         Common Stocks                                  Value
Apparel--0.3%                         237,083  Warnaco Group, Inc. (b)                                       $    2,387,422

Chemicals--0.0%                       107,520  Pioneer Companies, Inc. (b)                                          311,808

Other Telecommunications--0.0%          1,060  Pacific Coin (b)                                                           0

Wired Telecommunications--0.0%      1,654,878  Integra (b)                                                               17
                                               Total Investments in Common Stocks
                                               (Cost--$3,212,781)--0.3%                                           2,699,247


                                                                   Preferred Stocks
Medical Equipment--0.0%                14,398  Mediq Inc. (Convertible)                                                   0

                                               Total Investments in Preferred Stocks
                                               (Cost--$0)--0.0%                                                           0



                                                                     Warrants (a)
Cable Television Services--0.0%           707  Classic Cable, Inc.                                                        0

Drilling--0.0%                         12,250  Rigco North America                                                        0

Paper--0.0%                                    Cellu Tissue:
                                           98     Series A                                                                1
                                           49     Series B                                                                0

                                                                                                             --------------
                                                                                                                          1

                                               Total Investments in Warrants
                                               (Cost--$1)--0.0%                                                           1



                                    Beneficial
                                     Interest                   Short-Term Securities
                                  $60,136,220  Merrill Lynch Liquidity Series, LLC Cash Sweep Series I**         60,136,220

                                               Total Short-Term Securities
                                               (Cost--$60,136,220)--6.0%                                         60,136,220



Total Investments (Cost--$1,217,928,613)--99.4%                                                                 995,379,476
Other Assets Less Liabilities--0.6%                                                                               6,248,549
                                                                                                             --------------
Net Assets--100.0%                                                                                           $1,001,628,025
                                                                                                             ==============

(a)Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(b)Non-income producing security.
++Not Rated.
++++Industries are shown as a percent of net assets.
*Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium.
These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London Inter-
Bank Offered Rate), (ii) the prime rate offered by one or more major
U.S. banks or (iii) the certificate of deposit rate.
**Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                           Net          Interest
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series, LLC
Cash Sweep Series I                    $60,136,220      $67,318


See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


FINANCIAL INFORMATION


Statement of Assets and Liabilities                                                       Master Senior Floating Rate Trust

                  As of February 28, 2003
Assets:           Investments, at value (identified cost--$1,217,928,613)                                  $    995,379,476
                  Cash                                                                                              174,785
                  Receivables:
                     Interest                                                            $      6,904,922
                     Principal paydowns                                                           102,865
                     Contributions                                                                101,062
                     Commitment fees                                                               28,727         7,137,576
                                                                                         ----------------
                  Prepaid expenses and other assets                                                                  34,182
                                                                                                           ----------------
                  Total assets                                                                                1,002,726,019
                                                                                                           ----------------

Liabilities:      Payables:
                     Investment adviser                                                           575,375
                     Securities purchased                                                          45,680           621,055
                                                                                         ----------------
                  Accrued expenses and other liabilities                                                            476,939
                                                                                                           ----------------
                  Total liabilities                                                                               1,097,994
                                                                                                           ----------------

Net Assets:       Net assets                                                                               $  1,001,628,025
                                                                                                           ================

Net Assets        Investors' capital                                                                       $  1,224,392,093
Consist of:       Unrealized depreciation on investments--net                                                 (222,764,068)
                                                                                                           ----------------
                  Net assets                                                                               $  1,001,628,025
                                                                                                           ================

See Notes to Financial Statements.




Statement of Operations                                                                   Master Senior Floating Rate Trust

                  For the Six Months Ended February 28, 2003
Investment        Interest                                                                                 $      7,956,688
Income:           Facility and other fees                                                                            92,585
                                                                                                           ----------------
                  Total income                                                                                    8,049,273
                                                                                                           ----------------

Expenses:         Investment advisory fees                                               $      1,242,587
                  Accounting services                                                              82,248
                  Professional fees                                                                48,210
                  Loan interest expense                                                            39,616
                  Trustees' fees and expenses                                                      20,413
                  Custodian fees                                                                   19,696
                  Printing and shareholder reports                                                  3,326
                  Assignment fees                                                                   2,785
                  Pricing fees                                                                      1,624
                  Other                                                                            56,554
                                                                                         ----------------
                  Total expenses                                                                                  1,517,059
                                                                                                           ----------------
                  Investment income--net                                                                          6,532,214
                                                                                                           ----------------

Realized &        Realized loss on investments--net                                                             (7,236,367)
Unrealized        Change in unrealized depreciation on investments--net                                           8,586,706
Gain (Loss) on                                                                                             ----------------
Investments--     Total realized and unrealized gain on investments--net                                          1,350,339
Net:                                                                                                       ----------------
                  Net Increase in Net Assets Resulting from Operations                                     $      7,882,553
                                                                                                           ================

See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets                                                       Master Senior Floating Rate Trust

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                            February 28,        August 31,
Increase (Decrease) in Net Assets:                                                              2003               2002
Operations:       Investment income--net                                                 $      6,532,214  $     14,687,288
                  Realized loss on investments--net                                           (7,236,367)      (15,359,304)
                  Change in unrealized depreciation on investments--net                         8,586,706      (14,069,682)
                                                                                         ----------------  ----------------
                  Net increase (decrease) in net assets resulting from operations               7,882,553      (14,741,698)
                                                                                         ----------------  ----------------

Capital           Proceeds from contributions                                                  35,006,422        22,661,968
Transactions:     Fair value of net asset contributions                                       841,562,097                --
                  Fair value of withdrawals                                                  (65,028,346)     (202,646,242)
                                                                                         ----------------  ----------------
                  Net increase (decrease) in net assets derived from capital
                  transactions                                                                811,540,173     (179,984,274)
                                                                                         ----------------  ----------------

Net Assets:       Total increase (decrease) in net assets                                     819,422,726     (194,725,972)
                  Beginning of period                                                         182,205,299       376,931,271
                                                                                         ----------------  ----------------
                  End of period                                                          $  1,001,628,025  $    182,205,299
                                                                                         ================  ================

See Notes to Financial Statements.



Statement of Cash Flows                                                                   Master Senior Floating Rate Trust

                                                                                                   For the Six Months Ended
                                                                                                          February 28, 2003
Cash Provided     Net increase in net assets resulting from operations                                     $      7,882,553
by Operating      Adjustments to reconcile net increase in net assets resulting from operations
Activities:       to net cash provided by operating activities:
                     Increase in receivables                                                                    (5,538,936)
                     Increase in other assets                                                                        23,165
                     Decrease in other liabilities                                                                  736,513
                     Realized and unrealized gain on investments--net                                           (1,350,339)
                     Amortization of premium and discount                                                         (912,448)
                                                                                                           ----------------
                  Net cash provided by operating activities                                                         840,508
                                                                                                           ----------------

Cash Used for     Proceeds from principal payments and sales of loan interests                                   86,838,718
Investing         Purchases of loan interests                                                                 (831,977,927)
Activities:       Purchases of short-term investments--net                                                     (54,288,105)
                                                                                                           ----------------
                  Net cash used for investing activities                                                      (799,427,314)
                                                                                                           ----------------

Cash Provided     Cash receipts of borrowings                                                                    19,000,000
by Financing      Cash payments on borrowings                                                                  (32,000,000)
Activities:       Cash receipts on capital contributions                                                         35,110,786
                  Fair value of net asset contributions                                                         841,562,097
                  Cash payments on capital withdrawals                                                         (65,028,346)
                                                                                                           ----------------
                  Net cash provided by financing activities                                                     798,644,537
                                                                                                           ----------------

Cash:             Net increase in cash                                                                               57,731
                  Cash at beginning of period                                                                       117,054
                                                                                                           ----------------
                  Cash at end of period                                                                    $        174,785
                                                                                                           ================

Cash Flow         Cash paid for interest                                                                   $         49,728
Information:                                                                                               ================


See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


FINANCIAL INFORMATION (concluded)


Financial Highlights                                                                      Master Senior Floating Rate Trust

                                                                                  For the Six       For the     For the
                                                                                     Months           Year       Period
                                                                                     Ended           Ended   Oct. 6, 2000++
The following ratios have been derived from                                         Feb. 28,        Aug. 31,  to Aug. 31,
information provided in the financial statements.                                     2003            2002          2001
Total Investment                                                                     3.16%+++        (4.66%)             --
Return:**                                                                          ==========     ==========     ==========

Ratios to         Expenses, excluding interest expense                                 1.13%*          1.09%         1.06%*
Average                                                                            ==========     ==========     ==========
Net Assets:       Expenses                                                             1.16%*          1.12%         1.06%*
                                                                                   ==========     ==========     ==========
                  Investment income--net                                               4.99%*          5.31%         7.92%*
                                                                                   ==========     ==========     ==========

Leverage:         Amount of borrowings outstanding, end of period (in thousands)           --     $   13,000             --
                                                                                   ==========     ==========     ==========
                  Average amount of borrowings outstanding during the period
                  (in thousands)                                                   $    4,265     $    3,959             --
                                                                                   ==========     ==========     ==========

Supplemental      Net assets, end of period (in thousands)                         $1,001,628     $  182,205     $  376,931
Data:                                                                              ==========     ==========     ==========
                  Portfolio turnover                                                    5.52%         36.77%         19.53%
                                                                                   ==========     ==========     ==========

*Annualized.
**Total investment return is required to be disclosed for fiscal years beginning after December 15, 2000.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


NOTES TO FINANCIAL STATEMENTS


Master Senior Floating Rate Trust


1. Significant Accounting Policies:
Master Senior Floating Rate Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. On February 10, 2003, the Trust received all of the assets of Merrill Lynch Senior Floating Rate Fund, Inc., a registered investment company that converted to a master/feeder structure. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Loan participation interests--The Trust invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at time of acquisition by the Trust, which Trust management believes equals or exceeds the principal amount of the corporate loan. The Trust may invest up to 20% of its total assets in loans made on an unsecured basis. Depending on how the loan was acquired, the Trust will regard the issuer as including the corporate borrower along with an agent bank for the syndicate of lenders and any intermediary of the Trust's investment. Because agents and intermediaries are primarily commercial banks, the Trust's investment in corporate loans at February 28, 2003 could be considered to be concentrated in commercial banking.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Directors. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for a Loan Interest, the Investment Adviser will value the Loan Interest at fair value, which is intended to approximate market value.

Other portfolio securities may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such security trades) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Trust's Board of Trustees or by the investment adviser using a pricing service and/or prodedures approved by the Board of Trustees of the Trust.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


* Interest rate swaps--The Trust is authorized to enter into swap agreements for the purpose of hedging the market risk on existing securities. In a swap agreement, the Trust exchanges with the counterparty their respective commitments to pay or receive interest on a specified notional principal amount. If the counterparty defaults on its obligation, the Trust's ability to receive interest will be delayed or limited. Furthermore, if the Trust does not have sufficient income to pay its obligation under the swap agreement, the Trust would be in default and the counterparty would be able to terminate the swap agreement. When the swap agreement is closed, the Trust records a realized gain or loss equal to the difference between the value of the swap agreement at the time it was entered into and the value at the time it was closed.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Accordingly, as a "pass through" entity, the Trust pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .95% of the average daily value of the Trust's net assets.

For the six months ended February 28, 2003, the Trust reimbursed FAM $5,734 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended February 28, 2003 were $15,131,798 and $86,941,583, respectively.

Net realized losses for the six months ended February 28, 2003 and net unrealized losses as of February 28, 2003 were as follows:


                                        Realized        Unrealized
                                         Losses           Losses

Loan interests                    $  (7,236,283)     $(222,549,137)
Short-term investments                      (84)                 --
Unfunded loan interests                       --          (214,931)
                                  --------------     --------------
Total                             $  (7,236,367)     $(222,764,068)
                                  ==============     ==============


As of February 28, 2003, net unrealized depreciation for Federal income tax purposes aggregated $222,723,643, of which $4,963,537 related to appreciated securities and $227,687,180 related to depreciated securities. At February 28, 2003, the aggregate cost of investments for Federal income tax purposes was $1,218,103,119.



Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


NOTES TO FINANCIAL STATEMENTS (concluded)


Master Senior Floating Rate Trust


4. Unfunded Loan Interests:
As of February 28, 2003, the Fund had unfunded loan commitments of approximately $5,867,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                        Unfunded
                                                       Commitment
Borrower                                             (in thousands)

Arena Brands, Inc.                                           $1,481
Channel Master Holdings, Inc.                                $  636
Granite Broadcasting Corporation                             $3,750



5. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of ..09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the total commitment was reduced from $1,000,000,000 to $500,000,000.

For the six months ended February 28, 2003, the average amount borrowed was approximately $4,265,000 and the daily weighted average interest rate was 1.87%.



PORTFOLIO PROFILE


As Of February 28, 2003

                                        Percent of
Ten Largest Holdings                   Total Assets

Nextel Communications, Inc.++               6.4%
Charter Communications Holdings++           6.2
Huntsman International LLC++                3.9
Century Cable Holdings LLC                  3.6
Allied Waste North America Inc.++           3.4
Wyndham Hotel Corporation++                 2.6
Ispat International++                       2.4
American Tower Systems Corporation          2.4
Spectracite Communications                  2.2
Sygnet Wireless, Inc.++                     2.0


++Includes combined holdings.



                                        Percent of
Five Largest Industries                Total Assets

Cable Television Services                  19.1%
Wireless Telecommunications                12.2
Tower Construction & Leasing                6.5
Chemicals                                   5.3
Metals & Mining                             5.1



                                        Percent of
Quality Ratings by                      Long-Term
S&P/Moody's                            Investments

BBB/Baa                                     2.5%
BB/Ba                                      11.6
B/B                                        50.9
CCC/Caa                                    10.7
CC/Ca                                       3.7
D                                           7.9
NR (Not Rated)                             12.7




Merrill Lynch Senior Floating Rate Fund II, Inc., February 28, 2003


OFFICERS AND DIRECTORS/TRUSTEES


Terry K. Glenn, President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Charles C. Reilly, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Kevin J. Booth, Vice President
Joseph P. Matteo, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--N/A (not answered until July 15, 2003 and only annually for funds)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee?
If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/ independence of more than one financial expert) If no, explain why not. -N/A (not answered until July 15, 2003 and only annually for funds)

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Items 5-6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A (not answered until July 1, 2003)

Item 8--Reserved

Item 9(a) - Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph. N/A (not answered until July 15, 2003 and only annually for funds)

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications (4 in total pursuant to Sections 302 and 906 for CEO/CFO). Attached hereto.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Senior Floating Rate Fund II, Inc.

By:    /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       Merrill Lynch Senior Floating Rate Fund II, Inc.

Date: April 21, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Terry K. Glenn
       Terry K. Glenn,
       President of
       Merrill Lynch Senior Floating Rate Fund II, Inc.

Date: April 21, 2003

By:    /s/ Donald C. Burke
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Senior Floating Rate Fund II, Inc.

Date: April 21, 2003